Exhibit 99.1

UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF New York In Re. Acorda Therapeutics, Inc. Debtor(s) Case No. 24-22284 Lead Case No. 24-22284 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 05/31/2024 Months Pending: 2 Reporting Method: Accrual Basis Debtor's Full-Time Employees (current): Debtor's Full-Time Employees (as of date of order for relief): Petition Date: 04/01/2024 Industry Classification: 3 2 5 4 Cash Basis Debtor's Full-Time Employees (current): 89 Debtor's Full-Time Employees (as of date of order for relief): 101 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Michael A. Gesser Signature of Responsible Party 06/21/2024 Date Michael A. Gesser Printed Name of Responsible Party 2 Blue Hill Plaza, 3rd Floor, Pearl River, NY 10965 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021)

Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$12,213,830	
b.	Total receipts (net of transfers between accounts)	$12,425,875	$29,554,976
c.	Total disbursements (net of transfers between accounts)	$7,189,498	$13,334,349
d.	Cash balance end of month (a+b-c)	$17,450,207	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$7,189,498	$13,334,349

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$6,776,913
b.	Accounts receivable over 90 days outstanding (net of allowance)	$135,320
c.	Inventory (Book ● Market ○ Other ○ (attach explanation))	$452,709
d	Total current assets	$36,402,756
e.	Total assets	$546,062,851
f.	Postpetition payables (excluding taxes)	$73,096,121
g.	Postpetition payables past due (excluding taxes)	$104,791
h.	Postpetition taxes payable	$66,667
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$73,162,788
k.	Prepetition secured debt	$171,139,794
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$15,304,576
n.	Total liabilities (debt) (j+k+l+m)	$259,607,158
o.	Ending equity/net worth (e-n)	$286,455,693

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$6,543,914	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$65,490	
c.	Gross profit (a-b)	$6,478,424	
d.	Selling expenses	$2,757,759	
e.	General and administrative expenses	$3,286,947	
f.	Other expenses	$958,376	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$459,303	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$4,625,277	
k.	Profit (loss)	$-5,609,238	$-26,379,790

UST Form 11-MOR (12/01/2021) 2

Debtor's Name Acorda Therapeutics, Inc.

Case No. 24-22284

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$280,460	$280,460	$280,460	$280,460
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Kroll Restructuring Administrat	Other	$280,460	$280,460	$280,460	$280,460
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UST Form 11-MOR (12/01/2021) 3

Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284

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UST Form 11-MOR (12/01/2021) 4

Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) 5

Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi UST Form 11-MOR (12/01/2021) 6

Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284

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UST Form 11-MOR (12/01/2021) 7

Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284

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c.	All professional fees and expenses (debtor & committees)			$280,460	$280,460	$280,460	$280,460

Part 6: Postpetition Taxes	**Current Month**	**Cumulative**
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0
b. Postpetition income taxes paid (local, state, and federal)	$71,378	$71,378
c. Postpetition employer payroll taxes accrued	$0	$0
d. Postpetition employer payroll taxes paid	$104,947	$242,519
e. Postpetition property taxes paid	$0	$0
f. Postpetition other taxes accrued (local, state, and federal)	$33,334	$66,667
g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ◉ No ○

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ○ No ◉

c. Were any payments made to or on behalf of insiders? — Yes ◉ No ○

d. Are you current on postpetition tax return filings? — Yes ◉ No ○

e. Are you current on postpetition estimated tax payments? — Yes ◉ No ○

f. Were all trust fund taxes remitted on a current basis? — Yes ◉ No ○

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ◉ No ○

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ◉ No ○ N/A ○

i. Do you have:

- Worker's compensation insurance? — Yes ◉ No ○
  - If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)
- Casualty/property insurance? — Yes ◉ No ○
  - If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)
- General liability insurance? — Yes ◉ No ○
  - If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ◉ No ○

k. Has a disclosure statement been filed with the court? — Yes ◉ No ○

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? — Yes ◉ No ○

UST Form 11-MOR (12/01/2021) 8

Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ●
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ●

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Michael A. Gesser	Michael A. Gesser
Signature of Responsible Party	Printed Name of Responsible Party
Chief Financial Officer and Treasurer	06/21/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo UST Form 11-MOR (12/01/2021) 10

Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) 11

Debtor's Name Acorda Therapeutics, Inc. Case No. 24-22284 PageThree PageFour

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK In re Chapter 11 ACORDA THERAPEUTICS, INC, et al.,1 Case No. 24-22284 (DSJ) Debtors. Jointly Administered / GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING MAY 31, 2024, MONTHLY OPERATING REPORT On April 1, 2024 (the “Petition Date”) Acorda Therapeutics, Inc. and certain of its affiliates (each a “Debtor” and collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors continue to operate their businesses and manage their properties as Debtors in possession, pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under Case No. 24-22284 (DSJ). The Monthly Operating Reports (the “MORs”) were prepared pursuant to 28 U.S.C. § 589b and 28 C.F.R. § 58.8 by the Debtors with the assistance of their financial advisors and are in a format consistent with the instructions provided by the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”). The financial statements and supplemental information presented in these MORs are unaudited, preliminary in nature, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. These preliminary unaudited financial statements and other information represent the Debtors’ good faith attempt to comply with the requirements of the Bankruptcy Code and those of the U.S. Trustee using the resources available. This information is limited in scope to the requirements of these reports. These preliminary unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be 1 The Debtors in these chapter 11 cases, along with the last four (4) digits of each Debtor’s federal tax identification number are: Acorda Therapeutics, Inc. (1168); Civitas Therapeutics, Inc. (2814); Biotie Therapies, LLC (2149); Biotie Therapies AG (N/A); Neuronex, Inc. (5094), Acorda Therapeutics Limited (N/A). The Debtors’ mailing address is: 2 Blue Hill Plaza, 3rd Floor, Pearl River, New York 10965. 1

subject to changes, which could be material. These Global Notes Regarding the Debtors’ Monthly Operating Reports (the “Global Notes”) are incorporated by reference in, and comprise an integral part of, each of the Debtor’s MORs, exhibits, and continuation sheets, and should be referred to in connection with any review of the MORs. Disclosure of information in one MOR, exhibit, or continuation sheet, even if incorrectly placed, shall be deemed to be disclosed in the correct MOR, exhibit, or continuation sheet. The MORs and these Global Notes should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors. Reservation of Rights The Debtors’ Chapter 11 Cases are large and complex. The Debtors’ management has made every reasonable effort to ensure that the MORs are as accurate and complete as possible, based on the information that was available to them at the time of preparation. The Debtors have made reasonable efforts to report as accurately as possible the required financial information. Subsequent information or discovery may result in material changes to these MORs, and inadvertent errors or omissions may have occurred. As the MORs contain unaudited information, which is subject to further review, verification, and potential adjustment, there can be no assurance that these MORs are accurate and/or complete. Accordingly, the Debtors reserve all rights to supplement and amend the MORs. Nothing contained in the MORs or these Global Notes shall constitute an admission or a waiver of rights with respect to these Chapter 11 Cases, including, but not limited to, any issues involving substantive consolidation for plan purposes, subordination, and/or causes of action arising under the provisions of Chapter 5 of the Bankruptcy Code and other relevant non- bankruptcy laws to recover assets or avoid transfers. The Debtors and their attorneys and financial advisors do not guarantee or warrant the accuracy or completeness of the data that is provided herein and shall not be liable for any loss or injury arising out of or caused in whole or in part by the acts, errors or omissions, whether negligent or otherwise, in procuring, compiling, collecting, interpreting, reporting, communicating, or delivering the information contained herein. The Debtors and their attorneys and financial advisors expressly do not undertake any obligation to revise the information provided herein, or to notify any third party should the information be revised. In no event shall the Debtors or their attorneys and financial advisors be liable to any third party for any direct, indirect, incidental, consequential, or special damages (including damages arising from the disallowance of a potential claim against the Debtors), whether foreseeable or not and however caused, even if the Debtors or their attorneys and financial advisors are advised of the possibility of such damages. The MORs have been signed by Michael Gesser, in his capacity as Chief Financial Officer and Treasurer of Acorda Therapeutics, Inc., President and Treasurer of Civitas Therapeutics, Inc., and Board Member of Biotie Therapies LLC, Neuronex, Inc., and Biotie Therapies AG, and Ron Cohen as Board Member of Acorda Therapeutics Limited. In reviewing and signing the MORs, 2

Mr. Gesser and Dr. Cohen have necessarily relied upon the efforts, statements, and representations of the Debtors’ various personnel and advisors. Mr. Gesser and Dr. Cohen have not (and could not possibly have) personally verified the accuracy of each statement and representation included in the MORs. Specific Disclosures to the MORs Part 1: Cash Receipts and Disbursements The cash flows contained in the MORs are prepared on a bank/cash basis, not in accordance with U.S. GAAP. The MORs present the Debtors’ receipts and disbursements for the period from May 1, 2024, through May 31, 2024. Non-USD cash balances have been converted to USD using applicable currency exchange rates from the last day of the applicable month. In accordance with the Interim Order (i) Authorizing Debtors to Obtain Post petition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Super priority Claims, (v) Modifying the Automatic Stay, and (vi) Scheduling a Final Hearing dated April 5, 2024 [Docket No. 40] and Final Order (i) Authorizing Debtors to Obtain Post petition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Super priority Claims, (v) Modifying the Automatic Stay, and (vi) Granting Related Relief dated May 3, 2024 [Docket No. 129], from May 1, 2024, through May 31, 2024, the Debtors transferred $5,438,462 to a separate account held for the exclusive and future payment of fees and expenses of professionals in accordance, where applicable, to established procedures for compensation and reimbursement of expenses for retained professionals. Due to the intracompany nature of the transfers, they have been reported as part of Part 1. Part 2: Asset and Liability Status The amounts identified in Part 2 of the MORs are derived from the Debtors’ unaudited and estimated accrual-based Balance Sheets as of May 31, 2024. Secured and unsecured debt may have multiple Debtor issuers and/or guarantors. In certain of these cases, the corresponding liabilities are only presented on a single Debtor entity, which is consistent with the Debtors’ books and records. Deferred Tax Assets and Liabilities As part of the process of preparing quarterly financial statements, the Debtors are required to estimate income taxes in each of the jurisdictions in which they operate. In accordance with U.S. GAAP, the Debtors’ account for income taxes by the asset and liability method. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between 3 the tax bases of assets and liabilities and their financial reporting amounts. In the consolidated financial statements, the deferred tax balances of the Debtors net to $0 due to allowances recorded against the net deferred tax asset by Acorda Therapeutics, Inc. The allowances at Civitas Therapeutics, Inc., Biotie Therapies, LLC, and Biotie Therapies AG represent purchase accounting balances. The allowances are listed as deferred tax liabilities and have been categorized as liabilities subject to compromise. Intercompany Transactions In the ordinary course of business, the Debtors engage in transactions resulting in intercompany receivables and payables (the “Intercompany Transactions”). The intercompany receivables and payables are reported in the MORs on a net consolidated basis. The prepetition intercompany liabilities are listed in the liabilities subject to compromise balance. Part 4: Income Statement (Statement of Operations) The Debtors’ Income Statements per these MORs present the Debtors’ best estimate of their Statement of Operations, on an accrual basis, for the period from May 1, 2024, through May 31, 2024. Part 6: Postpetition Taxes The Debtors collect, withhold, and incur withholding, income, personal property, franchise, sales and use, as well as other governmental taxes, fees, and assessments (collectively, the “Taxes and Regulatory Fees”). The Debtors remit the Taxes and Regulatory Fees to various federal, state, and local government entities (collectively, the “Authorities”). The Debtors pay the Taxes and Regulatory Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of any particular Tax or Regulatory Fee. The Court entered the Interim Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief dated April 5, 2024 [Docket No. 43] and Final Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief dated April 26, 2024 [Docket No. 105], which among other things, authorize the Debtors to continue remitting Taxes and Regulatory Fees in the ordinary course of business on a postpetition basis. The Debtors believe that they are current with respect to any outstanding, postpetition amounts due. The April 30, 2024 MORs inadvertently listed postpetition accrued income taxes of $1,172,374 for Acorda Therapeutics, Inc. and $129,947 for Biotie Therapies, LLC, both of which relate to the prepetition period. These May 31, 2024 MORs have been updated to correctly reflect the balances as prepetition amounts. Part 7.a: Questionnaire Payments on prepetition debts totaling $621,211 and $35,709 were made by Acorda Therapeutics, Inc. and Civitas Therapeutics, Inc., respectively, from May 1, 2024, through May 31, 2024, in accordance with the approved interim and final “first day” relief granted by the Bankruptcy Court in these Chapter 11 Cases. 4 in these Chapter 11 Cases. 5

Acorda Therapeutics, Inc. Case No. 24-22284 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-1 Part 1: Schedule of Cash Receipts and Disbursements - Unaudited 05/01/24 - 05/31/24 $ in USD - Rounded to Nearest Whole Dollar Acorda Therapeutics, Inc. Schedule of Cash Receipts and Disbursements Operating Receipts: Operating Receipts 7,363,518 Royalties and Other Operating Receipts 62,357 Total Receipts 7,425,875 Operating Disbursements: Payroll & Benefits (1,849,641) Gross to Net Disbursements (1,152,221) Inventory Purchases (131,534) Other Operating Disbursements (3,775,643) Total Operating Disbursements: (6,909,039) Operating Cash Flow 516,836 DIP Financing Activity: DIP Financing Proceeds 5,000,000 DIP Financing Interest and Fees - DIP Financing Activity 5,000,000 Non-Recurring/Restructuring: Professional Fees (280,460) Other Restructuring Costs - Restructuring/Non-Recurring (280,460) Net Cash Flow 5,236,377 Available Debtor Beginning Cash Balance 12,213,830 Change +/- 5,236,377 Available Debtor Ending Cash Balance 17,450,207

Acorda Therapeutics, Inc. Case No. 24-22284 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-2 Part 2: Balance Sheet - Unaudited May 31, 2024 $ in USD - Rounded to Nearest Whole Dollar Acorda Therapeutics, Inc. Current Assets: Cash and Cash Equivalents 17,390,013 Accounts Receivable, Net 6,776,913 Inventories, Net 452,709 Prepaid Expenses and Other Current Assets 11,783,121 Total Current Assets 36,402,756 Property and Equipment, Net 37,084 Intercompany Receivable, Net 314,617,652 Deferred Tax Assets 192,973,219 Right of Use Asset, Net 1,019,907 Other Non-Current Assets 1,012,233 Total Non-Current Assets 509,660,095 Total Assets 546,062,851 Liabilities Not Subject to Compromise: Accounts Payable - Trade 1,850,315 Accounts Payable - Intercompany - Accrued Expenses and Other Current Liabilities 15,240,253 Deferred Tax Liabilities - Other Non-Current Liabilities - Debtor-in-Possession Financing 56,072,220 Total Liabilities Not Subject to Compromise 73,162,788 Liabilities Subject to Compromise 186,444,371 Stockholders' Equity (Deficiency) 286,455,692 Total Liabilities & Equity 546,062,851

Acorda Therapeutics, Inc. Case No. 24-22284 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-3 Part 4: Statement of Operations - Unaudited 05/01/24 - 05/31/24 $ in USD - Rounded to Nearest Whole Dollar Acorda Therapeutics, Inc. Gross Profit: Net Product Revenue 5,739,580 Royalty Revenue 804,334 License Revenue - Cost of Sales (65,490) Gross Profit 6,478,424 Expenses: Selling, General and Administrative (6,044,706) Research and Development (111,190) Other Operating Expenses (847,081) Total Operating Expenses (7,002,977) Reorganization Items, Net (4,625,277) DIP Financing Interest and Fees (459,303) Other Income (Expenses) (105) Profit (loss) Before Income Tax (5,609,238) Provision for Taxes - Profit (Loss) (5,609,238)

Acorda Therapeutics, Inc. Case No. 24-22284 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-4 Part 7g: Post-Petition Borrowings $ in USD - Rounded to Nearest Whole Dollar Part 7g: Post-Petition Borrowings On April 5, 2024, an Interim Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Scheduling a Final Hearing [Docket No. 40] (the "Interim DIP Order") was approved for debtor-in-possession (“DIP”) financing granting the Debtors use of $10 million of a proposed $20 million DIP credit facility. The remaining and final $10 million in DIP financing was subsequently approved on May 3, 2024 by the Bankruptcy Court's Final Order (i) Authorizing the Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363, and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Granting Related Relief [Docket No. 129] (the "Final DIP Order"). In accordance with the terms of the Interim DIP Order and Final DIP Order, during the period from May 1, 2024 through May 31, 2024, the Debtors borrowed $5 million on May 7, 2024 under the DIP credit facility.

UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF New York In Re. Civitas Therapeutics, Inc. Debtor(s) § § § § Case No. 24-22285 Lead Case No. 24-22284 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 05/31/2024 Petition Date: 04/01/2024 Months Pending: 2 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Michael A. Gesser 06/21/2024 Michael A. Gesser 2 Blue Hill Plaza, 3rd Floor, Pearl River, NY 10965 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

Debtor's Name Civitas Therapeutics, Inc. | Case No. 24-22285

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$4,259,191	
b.	Total receipts (net of transfers between accounts)	$4,737,826	$9,065,958
c.	Total disbursements (net of transfers between accounts)	$1,669,081	$2,273,844
d.	Cash balance end of month (a+b-c)	$7,327,936	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$1,669,081	$2,273,844

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$5,255,349
b.	Accounts receivable over 90 days outstanding (net of allowance)	$2,251
c.	Inventory (Book ☒ Market ☐ Other ☐ (attach explanation))	$13,287,442
d	Total current assets	$26,266,481
e.	Total assets	$56,535,348
f.	Postpetition payables (excluding taxes)	$49,251,275
g.	Postpetition payables past due (excluding taxes)	$164,050
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$49,251,275
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$428,827,987
n.	Total liabilities (debt) (j+k+l+m)	$478,079,262
o.	Ending equity/net worth (e-n)	$-421,543,914

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$3,417,387	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$600,774	
c.	Gross profit (a-b)	$2,816,613	
d.	Selling expenses	$2,131	
e.	General and administrative expenses	$30,878	
f.	Other expenses	$396,944	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$-23,125	
k.	Profit (loss)	$2,409,785	$3,602,625

UST Form 11-MOR (12/01/2021) 2

Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
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	i			$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 3

Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285

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UST Form 11-MOR (12/01/2021) 4

Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) 5

Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi UST Form 11-MOR (12/01/2021) 6

Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285

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UST Form 11-MOR (12/01/2021) 7

Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285

	xcix						
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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

			Answer
a.	Were any payments made on prepetition debt? (if yes, see Instructions)		Yes ● No ○
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		Yes ○ No ●
c.	Were any payments made to or on behalf of insiders?		Yes ○ No ●
d.	Are you current on postpetition tax return filings?		Yes ● No ○
e.	Are you current on postpetition estimated tax payments?		Yes ● No ○
f.	Were all trust fund taxes remitted on a current basis?		Yes ● No ○
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		Yes ○ No ●
h.	Were all payments made to or on behalf of professionals approved by the court?		Yes ○ No ○ N/A ●
i.	Do you have:	Worker's compensation insurance?	Yes ○ No ●
		If yes, are your premiums current?	Yes ○ No ○ N/A ● (if no, see Instructions)
		Casualty/property insurance?	Yes ● No ○
		If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
		General liability insurance?	Yes ● No ○
		If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		Yes ● No ○
k.	Has a disclosure statement been filed with the court?		Yes ● No ○
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		Yes ● No ○

UST Form 11-MOR (12/01/2021) 8

Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Michael A. Gesser
Signature of Responsible Party

Michael A. Gesser
Printed Name of Responsible Party

Director, President and Treasurer
Title

06/21/2024
Date

UST Form 11-MOR (12/01/2021) 9

Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo UST Form 11-MOR (12/01/2021) 10

Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) 11

Debtor's Name Civitas Therapeutics, Inc. Case No. 24-22285 PageThree PageFour

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK In re Chapter 11 ACORDA THERAPEUTICS, INC, et al., 1 Case No. 24-22284 (DSJ) Debtors. Jointly Administered GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING MAY 31, 2024, MONTHLY OPERATING REPORT On April 1, 2024 (the “Petition Date”) Acorda Therapeutics, Inc. and certain of its affiliates (each a “Debtor” and collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors continue to operate their businesses and manage their properties as Debtors in possession, pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under Case No. 24-22284 (DSJ). The Monthly Operating Reports (the “MORs”) were prepared pursuant to 28 U.S.C. § 589b and 28 C.F.R. § 58.8 by the Debtors with the assistance of their financial advisors and are in a format consistent with the instructions provided by the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”). The financial statements and supplemental information presented in these MORs are unaudited, preliminary in nature, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. These preliminary unaudited financial statements and other information represent the Debtors’ good faith attempt to comply with the requirements of the Bankruptcy Code and those of the U.S. Trustee using the resources available. This information is limited in scope to the requirements of these reports. These preliminary unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be 1 The Debtors in these chapter 11 cases, along with the last four (4) digits of each Debtor’s federal tax identification number are: Acorda Therapeutics, Inc. (1168); Civitas Therapeutics, Inc. (2814); Biotie Therapies, LLC (2149); Biotie Therapies AG (N/A); Neuronex, Inc. (5094), Acorda Therapeutics Limited (N/A). The Debtors’ mailing address is: 2 Blue Hill Plaza, 3rd Floor, Pearl River, New York 10965.1.

subject to changes, which could be material. These Global Notes Regarding the Debtors’ Monthly Operating Reports (the “Global Notes”) are incorporated by reference in, and comprise an integral part of, each of the Debtor’s MORs, exhibits, and continuation sheets, and should be referred to in connection with any review of the MORs. Disclosure of information in one MOR, exhibit, or continuation sheet, even if incorrectly placed, shall be deemed to be disclosed in the correct MOR, exhibit, or continuation sheet. The MORs and these Global Notes should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors. Reservation of Rights The Debtors’ Chapter 11 Cases are large and complex. The Debtors’ management has made every reasonable effort to ensure that the MORs are as accurate and complete as possible, based on the information that was available to them at the time of preparation. The Debtors have made reasonable efforts to report as accurately as possible the required financial information. Subsequent information or discovery may result in material changes to these MORs, and inadvertent errors or omissions may have occurred. As the MORs contain unaudited information, which is subject to further review, verification, and potential adjustment, there can be no assurance that these MORs are accurate and/or complete. Accordingly, the Debtors reserve all rights to supplement and amend the MORs. Nothing contained in the MORs or these Global Notes shall constitute an admission or a waiver of rights with respect to these Chapter 11 Cases, including, but not limited to, any issues involving substantive consolidation for plan purposes, subordination, and/or causes of action arising under the provisions of Chapter 5 of the Bankruptcy Code and other relevant non[1]bankruptcy laws to recover assets or avoid transfers. The Debtors and their attorneys and financial advisors do not guarantee or warrant the accuracy or completeness of the data that is provided herein and shall not be liable for any loss or injury arising out of or caused in whole or in part by the acts, errors or omissions, whether negligent or otherwise, in procuring, compiling, collecting, interpreting, reporting, communicating, or delivering the information contained herein. The Debtors and their attorneys and financial advisors expressly do not undertake any obligation to revise the information provided herein, or to notify any third party should the information be revised. In no event shall the Debtors or their attorneys and financial advisors be liable to any third party for any direct, indirect, incidental, consequential, or special damages (including damages arising from the disallowance of a potential claim against the Debtors), whether foreseeable or not and however caused, even if the Debtors or their attorneys and financial advisors are advised of the possibility of such damages. The MORs have been signed by Michael Gesser, in his capacity as Chief Financial Officer and Treasurer of Acorda Therapeutics, Inc., President and Treasurer of Civitas Therapeutics, Inc., and Board Member of Biotie Therapies LLC, Neuronex, Inc., and Biotie Therapies AG, and Ron Cohen as Board Member of Acorda Therapeutics Limited. In reviewing and signing the MORs, 2.

Mr. Gesser and Dr. Cohen have necessarily relied upon the efforts, statements, and representations of the Debtors’ various personnel and advisors. Mr. Gesser and Dr. Cohen have not (and could not possibly have) personally verified the accuracy of each statement and representation included in the MORs. Specific Disclosures to the MORs Part 1: Cash Receipts and Disbursements The cash flows contained in the MORs are prepared on a bank/cash basis, not in accordance with U.S. GAAP. The MORs present the Debtors’ receipts and disbursements for the period from May 1, 2024, through May 31, 2024. Non-USD cash balances have been converted to USD using applicable currency exchange rates from the last day of the applicable month. In accordance with the Interim Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Scheduling a Final Hearing dated April 5, 2024 [Docket No. 40] and Final Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Granting Related Relief dated May 3, 2024 [Docket No. 129], from May 1, 2024, through May 31, 2024, the Debtors transferred $5,438,462 to a separate account held for the exclusive and future payment of fees and expenses of professionals in accordance, where applicable, to established procedures for compensation and reimbursement of expenses for retained professionals. Due to the intracompany nature of the transfers, they have been reported as part of Part 1. Part 2: Asset and Liability Status The amounts identified in Part 2 of the MORs are derived from the Debtors’ unaudited and estimated accrual-based Balance Sheets as of May 31, 2024. Secured and unsecured debt may have multiple Debtor issuers and/or guarantors. In certain of these cases, the corresponding liabilities are only presented on a single Debtor entity, which is consistent with the Debtors’ books and records. Deferred Tax Assets and Liabilities As part of the process of preparing quarterly financial statements, the Debtors are required to estimate income taxes in each of the jurisdictions in which they operate. In accordance with U.S. GAAP, the Debtors’ account for income taxes by the asset and liability method. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between 3.

the tax bases of assets and liabilities and their financial reporting amounts. In the consolidated financial statements, the deferred tax balances of the Debtors net to $0 due to allowances recorded against the net deferred tax asset by Acorda Therapeutics, Inc. The allowances at Civitas Therapeutics, Inc., Biotie Therapies, LLC, and Biotie Therapies AG represent purchase accounting balances. The allowances are listed as deferred tax liabilities and have been categorized as liabilities subject to compromise. Intercompany Transactions In the ordinary course of business, the Debtors engage in transactions resulting in intercompany receivables and payables (the “Intercompany Transactions”). The intercompany receivables and payables are reported in the MORs on a net consolidated basis. The prepetition intercompany liabilities are listed in the liabilities subject to compromise balance. Part 4: Income Statement (Statement of Operations) The Debtors’ Income Statements per these MORs present the Debtors’ best estimate of their Statement of Operations, on an accrual basis, for the period from May 1, 2024, through May 31, 2024. Part 6: Postpetition Taxes The Debtors collect, withhold, and incur withholding, income, personal property, franchise, sales and use, as well as other governmental taxes, fees, and assessments (collectively, the “Taxes and Regulatory Fees”). The Debtors remit the Taxes and Regulatory Fees to various federal, state, and local government entities (collectively, the “Authorities”). The Debtors pay the Taxes and Regulatory Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of any particular Tax or Regulatory Fee. The Court entered the Interim Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief dated April 5, 2024 [Docket No. 43] and Final Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief dated April 26, 2024 [Docket No. 105], which among other things, authorize the Debtors to continue remitting Taxes and Regulatory Fees in the ordinary course of business on a postpetition basis. The Debtors believe that they are current with respect to any outstanding, postpetition amounts due. The April 30, 2024 MORs inadvertently listed postpetition accrued income taxes of $1,172,374 for Acorda Therapeutics, Inc. and $129,947 for Biotie Therapies, LLC, both of which relate to the prepetition period. These May 31, 2024 MORs have been updated to correctly reflect the balances as prepetition amounts. Part 7.a: Questionnaire Payments on prepetition debts totaling $621,211 and $35,709 were made by Acorda Therapeutics, Inc. and Civitas Therapeutics, Inc., respectively, from May 1, 2024, through May 31, 2024, in accordance with the approved interim and final “first day” relief granted by the Bankruptcy Court 4.

in these Chapter 11 Cases. 5.

Civitas Therapeutics, Inc. Case No. 24-22285 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-1 Part 1: Schedule of Cash Receipts and Disbursements – Unaudited 05/01/24 - 05/31/24 $ in USD - Rounded to Nearest Whole Dollar Civitas Therapeutics, Inc. Schedule of Cash Receipts and Disbursements Operating Receipts: Operating Receipts 4,594,349 Royalties and Other Operating Receipts 143,477 Total Receipts 4,737,826 Operating Disbursements: Payroll & Benefits - Gross to Net Disbursements (113,358) Inventory Purchases (1,382,049) Other Operating Disbursements (173,675) Total Operating Disbursements: (1,669,081) Operating Cash Flow 3,068,745 DIP Financing Activity: DIP Financing Proceeds - DIP Financing Interest and Fees - DIP Financing Activity - Non-Recurring/Restructuring: Professional Fees - Other Restructuring Costs - Restructuring/Non-Recurring - Net Cash Flow 3,068,745 Available Debtor Beginning Cash Balance 4,259,191 Change +/- 3,068,745 Available Debtor Ending Cash Balance 7,327,936 .

Civitas Therapeutics, Inc. Case No. 24-22285 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-2 Part 2: Balance Sheet – Unaudited May 31, 2024 $ in USD - Rounded to Nearest Whole Dollar Civitas Therapeutics, Inc. Current Assets: Cash and Cash Equivalents 7,067,930 Accounts Receivable, Net 5,255,349 Inventories, Net 13,287,442 Prepaid Expenses and Other Current Assets 655,760 Total Current Assets 26,266,481 Property and Equipment, Net 1,731,313 Intercompany Receivable, Net - Deferred Tax Assets - Right of Use Asset, Net 2,730,894 Other Non-Current Assets 25,806,660 Total Non-Current Assets 30,268,867 Total Assets 56,535,348 Liabilities Not Subject to Compromise: Accounts Payable - Trade 299,684 Accounts Payable - Intercompany 3,443,840 Accrued Expenses and Other Current Liabilities 5,118,705 Deferred Tax Liabilities - Other Non-Current Liabilities 40,389,046 Debtor-in-Possession Financing - Total Liabilities Not Subject to Compromise 49,251,275 Liabilities Subject to Compromise 428,827,987 Stockholders' Equity (Deficiency) (421,543,914) Total Liabilities & Equity 56,535,348

Civitas Therapeutics, Inc. Case No. 24-22285 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-3 Part 4: Statement of Operations – Unaudited 05/01/24 - 05/31/24 $ in USD - Rounded to Nearest Whole Dollar Civitas Therapeutics, Inc. Gross Profit: Net Product Revenue 3,417,387 Royalty Revenue - License Revenue - Cost of Sales (600,774) Gross Profit 2,816,613 Expenses: Selling, General and Administrative (33,009) Research and Development (163,747) Other Operating Expenses (233,197) Total Operating Expenses (429,953) Reorganization Items, Net 23,125 DIP Financing Interest and Fees - Other Income (Expenses) - Profit (loss) Before Income Tax 2,409,785 Provision for Taxes - Profit (Loss) 2,409,785.

UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF New York In Re. Acorda Therapeutics Limited Debtor(s) § § § § Case No. 24-22288 Lead Case No. 24-22284 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 05/31/2024 Petition Date: 04/01/2024 Months Pending: 2 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Ron Cohen, M.D. Ron Cohen, M.D. Signature of Responsible Party Printed Name of Responsible Party 06/21/2024 Date Address 2 Blue Hill Plaza, 3rd Floor, Pearl River, NY 10965 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1.

Debtor's Name Acorda Therapeutics Limited | Case No. 24-22288

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ● Market ○ Other ○ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021) 2

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 3

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/01/2021) 4.

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) 5.

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi UST Form 11-MOR (12/01/2021) 6.

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288

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UST Form 11-MOR (12/01/2021) 7

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ○ No ●

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ○ No ●

c. Were any payments made to or on behalf of insiders? — Yes ○ No ●

d. Are you current on postpetition tax return filings? — Yes ● No ○

e. Are you current on postpetition estimated tax payments? — Yes ● No ○

f. Were all trust fund taxes remitted on a current basis? — Yes ● No ○

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ○ No ●

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ○ No ○ N/A ●

i. Do you have:
- Worker's compensation insurance? — Yes ○ No ●
  - If yes, are your premiums current? — Yes ○ No ○ N/A ● (if no, see Instructions)
- Casualty/property insurance? — Yes ● No ○
  - If yes, are your premiums current? — Yes ● No ○ N/A ○ (if no, see Instructions)
- General liability insurance? — Yes ● No ○
  - If yes, are your premiums current? — Yes ● No ○ N/A ○ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ● No ○

k. Has a disclosure statement been filed with the court? — Yes ● No ○

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? — Yes ● No ○

UST Form 11-MOR (12/01/2021) 8

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ●
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ●

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Ron Cohen, M.D.	Ron Cohen, M.D.
Signature of Responsible Party	Printed Name of Responsible Party
Board Member	06/21/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo UST Form 11-MOR (12/01/2021) 10

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) 11.

Debtor's Name Acorda Therapeutics Limited Case No. 24-22288 PageThree PageFour UST Form 11-MOR (12/01/2021) 12.

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK In re Chapter 11 ACORDA THERAPEUTICS, INC, et al., 1 Case No. 24-22284 (DSJ) Debtors. Jointly Administered / GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING MAY 31, 2024, MONTHLY OPERATING REPORT On April 1, 2024 (the “Petition Date”) Acorda Therapeutics, Inc. and certain of its affiliates (each a “Debtor” and collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors continue to operate their businesses and manage their properties as Debtors in possession, pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under Case No. 24-22284 (DSJ). The Monthly Operating Reports (the “MORs”) were prepared pursuant to 28 U.S.C. § 589b and 28 C.F.R. § 58.8 by the Debtors with the assistance of their financial advisors and are in a format consistent with the instructions provided by the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”). The financial statements and supplemental information presented in these MORs are unaudited, preliminary in nature, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. These preliminary unaudited financial statements and other information represent the Debtors’ good faith attempt to comply with the requirements of the Bankruptcy Code and those of the U.S. Trustee using the resources available. This information is limited in scope to the requirements of these reports. These preliminary unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be 1 The Debtors in these chapter 11 cases, along with the last four (4) digits of each Debtor’s federal tax identification number are: Acorda Therapeutics, Inc. (1168); Civitas Therapeutics, Inc. (2814); Biotie Therapies, LLC (2149); Biotie Therapies AG (N/A); Neuronex, Inc. (5094), Acorda Therapeutics Limited (N/A). The Debtors’ mailing address is: 2 Blue Hill Plaza, 3rd Floor, Pearl River, New York 10965.

subject to changes, which could be material. These Global Notes Regarding the Debtors’ Monthly Operating Reports (the “Global Notes”) are incorporated by reference in, and comprise an integral part of, each of the Debtor’s MORs, exhibits, and continuation sheets, and should be referred to in connection with any review of the MORs. Disclosure of information in one MOR, exhibit, or continuation sheet, even if incorrectly placed, shall be deemed to be disclosed in the correct MOR, exhibit, or continuation sheet. The MORs and these Global Notes should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors. Reservation of Rights The Debtors’ Chapter 11 Cases are large and complex. The Debtors’ management has made every reasonable effort to ensure that the MORs are as accurate and complete as possible, based on the information that was available to them at the time of preparation. The Debtors have made reasonable efforts to report as accurately as possible the required financial information. Subsequent information or discovery may result in material changes to these MORs, and inadvertent errors or omissions may have occurred. As the MORs contain unaudited information, which is subject to further review, verification, and potential adjustment, there can be no assurance that these MORs are accurate and/or complete. Accordingly, the Debtors reserve all rights to supplement and amend the MORs. Nothing contained in the MORs or these Global Notes shall constitute an admission or a waiver of rights with respect to these Chapter 11 Cases, including, but not limited to, any issues involving substantive consolidation for plan purposes, subordination, and/or causes of action arising under the provisions of Chapter 5 of the Bankruptcy Code and other relevant nonbankruptcy laws to recover assets or avoid transfers. The Debtors and their attorneys and financial advisors do not guarantee or warrant the accuracy or completeness of the data that is provided herein and shall not be liable for any loss or injury arising out of or caused in whole or in part by the acts, errors or omissions, whether negligent or otherwise, in procuring, compiling, collecting, interpreting, reporting, communicating, or delivering the information contained herein. The Debtors and their attorneys and financial advisors expressly do not undertake any obligation to revise the information provided herein, or to notify any third party should the information be revised. In no event shall the Debtors or their attorneys and financial advisors be liable to any third party for any direct, indirect, incidental, consequential, or special damages (including damages arising from the disallowance of a potential claim against the Debtors), whether foreseeable or not and however caused, even if the Debtors or their attorneys and financial advisors are advised of the possibility of such damages. The MORs have been signed by Michael Gesser, in his capacity as Chief Financial Officer and Treasurer of Acorda Therapeutics, Inc., President and Treasurer of Civitas Therapeutics, Inc., and Board Member of Biotie Therapies LLC, Neuronex, Inc., and Biotie Therapies AG, and Ron Cohen as Board Member of Acorda Therapeutics Limited. In reviewing and signing the MORs,

Mr. Gesser and Dr. Cohen have necessarily relied upon the efforts, statements, and representations of the Debtors’ various personnel and advisors. Mr. Gesser and Dr. Cohen have not (and could not possibly have) personally verified the accuracy of each statement and representation included in the MORs. Specific Disclosures to the MORs Part 1: Cash Receipts and Disbursements The cash flows contained in the MORs are prepared on a bank/cash basis, not in accordance with U.S. GAAP. The MORs present the Debtors’ receipts and disbursements for the period from May 1, 2024, through May 31, 2024. Non-USD cash balances have been converted to USD using applicable currency exchange rates from the last day of the applicable month. In accordance with the Interim Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Scheduling a Final Hearing dated April 5, 2024 [Docket No. 40] and Final Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Granting Related Relief dated May 3, 2024 [Docket No. 129], from May 1, 2024, through May 31, 2024, the Debtors transferred $5,438,462 to a separate account held for the exclusive and future payment of fees and expenses of professionals in accordance, where applicable, to established procedures for compensation and reimbursement of expenses for retained professionals. Due to the intracompany nature of the transfers, they have been reported as part of Part 1. Part 2: Asset and Liability Status The amounts identified in Part 2 of the MORs are derived from the Debtors’ unaudited and estimated accrual-based Balance Sheets as of May 31, 2024. Secured and unsecured debt may have multiple Debtor issuers and/or guarantors. In certain of these cases, the corresponding liabilities are only presented on a single Debtor entity, which is consistent with the Debtors’ books and records. Deferred Tax Assets and Liabilities As part of the process of preparing quarterly financial statements, the Debtors are required to estimate income taxes in each of the jurisdictions in which they operate. In accordance with U.S. GAAP, the Debtors’ account for income taxes by the asset and liability method. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts. In the consolidated financial statements, the deferred tax balances of the Debtors net to $0 due to allowances recorded against the net deferred tax asset by Acorda Therapeutics, Inc. The allowances at Civitas Therapeutics, Inc., Biotie Therapies, LLC, and Biotie Therapies AG represent purchase accounting balances. The allowances are listed as deferred tax liabilities and have been categorized as liabilities subject to compromise. Intercompany Transactions In the ordinary course of business, the Debtors engage in transactions resulting in intercompany receivables and payables (the “Intercompany Transactions”). The intercompany receivables and payables are reported in the MORs on a net consolidated basis. The prepetition intercompany liabilities are listed in the liabilities subject to compromise balance. Part 4: Income Statement (Statement of Operations) The Debtors’ Income Statements per these MORs present the Debtors’ best estimate of their Statement of Operations, on an accrual basis, for the period from May 1, 2024, through May 31, 2024. Part 6: Postpetition Taxes The Debtors collect, withhold, and incur withholding, income, personal property, franchise, sales and use, as well as other governmental taxes, fees, and assessments (collectively, the “Taxes and Regulatory Fees”). The Debtors remit the Taxes and Regulatory Fees to various federal, state, and local government entities (collectively, the “Authorities”). The Debtors pay the Taxes and Regulatory Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of any particular Tax or Regulatory Fee. The Court entered the Interim Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief dated April 5, 2024 [Docket No. 43] and Final Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief dated April 26, 2024 [Docket No. 105], which among other things, authorize the Debtors to continue remitting Taxes and Regulatory Fees in the ordinary course of business on a postpetition basis. The Debtors believe that they are current with respect to any outstanding, postpetition amounts due. The April 30, 2024 MORs inadvertently listed postpetition accrued income taxes of $1,172,374 for Acorda Therapeutics, Inc. and $129,947 for Biotie Therapies, LLC, both of which relate to the prepetition period. These May 31, 2024 MORs have been updated to correctly reflect the balances as prepetition amounts. Part 7.a: Questionnaire Payments on prepetition debts totaling $621,211 and $35,709 were made by Acorda Therapeutics, Inc. and Civitas Therapeutics, Inc., respectively, from May 1, 2024, through May 31, 2024, in accordance with the approved interim and final “first day” relief granted by the Bankruptcy Court in these Chapter 11 Cases.

Acorda Therapeutics Limited Case No. 24-22288 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-1 Part 1: Schedule of Cash Receipts and Disbursements – Unaudited 05/01/24 - 05/31/24 $ in USD - Rounded to Nearest Whole Dollar Acorda Therapeutics Limited Schedule of Cash Receipts and Disbursements Operating Receipts: Operating Receipts - Royalties and Other Operating Receipts - Total Receipts - Operating Disbursements: Payroll & Benefits - Gross to Net Disbursements - Inventory Purchases - Other Operating Disbursements - Total Operating Disbursements: - Operating Cash Flow - DIP Financing Activity: DIP Financing Proceeds - DIP Financing Interest and Fees - DIP Financing Activity - Non-Recurring/Restructuring: Professional Fees - Other Restructuring Costs - Restructuring/Non-Recurring - Net Cash Flow - Available Debtor Beginning Cash Balance - Change +/- - Available Debtor Ending Cash Balance -

Acorda Therapeutics Limited Case No. 24-22288 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-2 Part 2: Balance Sheet – Unaudited May 31, 2024 $ in USD - Rounded to Nearest Whole Dollar Acorda Therapeutics Limited Current Assets: Cash and Cash Equivalents - Accounts Receivable, Net - Inventories, Net - Prepaid Expenses and Other Current Assets - Total Current Assets - Property and Equipment, Net - Intercompany Receivable, Net - Deferred Tax Assets - Right of Use Asset, Net - Other Non-Current Assets - Total Non-Current Assets - Total Assets - Liabilities Not Subject to Compromise: Accounts Payable - Trade - Accounts Payable - Intercompany - Accrued Expenses and Other Current Liabilities - Deferred Tax Liabilities - Other Non-Current Liabilities - Debtor-in-Possession Financing - Total Liabilities Not Subject to Compromise - Liabilities Subject to Compromise - Stockholders' Equity (Deficiency) - Total Liabilities & Equity -

Acorda Therapeutics Limited Case No. 24-22288 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-3 Part 4: Statement of Operations – Unaudited 05/01/24 - 05/31/24 $ in USD - Rounded to Nearest Whole Dollar Acorda Therapeutics Limited Gross Profit: Net Product Revenue - Royalty Revenue - License Revenue - Cost of Sales - Gross Profit - Expenses: Selling, General and Administrative - Research and Development - Other Operating Expenses - Total Operating Expenses - Reorganization Items, Net - DIP Financing Interest and Fees - Other Income (Expenses) - Profit (loss) Before Income Tax - Provision for Taxes - Profit (Loss) -

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF New York In Re. Biotie Therapies AG Debtor(s) § § § § Case No. 24-22289 Lead Case No. 24-22284 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 05/31/2024 Petition Date: 04/01/2024 Months Pending: 2 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Michael A. Gesser 06/21/2024 Michael A. Gesser 2 Blue Hill Plaza, 3rd Floor, Pearl River, NY 10965 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

Debtor's Name Biotie Therapies AG | Case No. 24-22289

Part 1: Cash Receipts and Disbursements		**Current Month**	**Cumulative**
a.	Cash balance beginning of month	$8,625,190	
b.	Total receipts (net of transfers between accounts)	$37,404	$58,733
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$8,662,594	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		**Current Month**
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ○ Other ○ (attach explanation))	$0
d	Total current assets	$8,684,798
e.	Total assets	$8,685,392
f.	Postpetition payables (excluding taxes)	$13,224
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$13,224
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$7,270,125
n.	Total liabilities (debt) (j+k+l+m)	$7,283,349
o.	Ending equity/net worth (e-n)	$1,402,043

Part 3: Assets Sold or Transferred		**Current Month**	**Cumulative**
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		**Current Month**	**Cumulative**
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$6,182	
f.	Other expenses	$138,861	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$-33,881	
k.	Profit (loss)	$-111,162	$59,859

UST Form 11-MOR (12/01/2021) 2

Debtor's Name Biotie Therapies AG Case No. 24-22289

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 3

Debtor's Name Biotie Therapies AG Case No. 24-22289 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/01/2021) 4.

Debtor's Name Biotie Therapies AG Case No. 24-22289 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) 5.

Debtor's Name Biotie Therapies AG Case No. 24-22289 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi UST Form 11-MOR (12/01/2021) 6.

Debtor's Name Biotie Therapies AG Case No. 24-22289

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UST Form 11-MOR (12/01/2021) 7

Debtor's Name Biotie Therapies AG Case No. 24-22289

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○	No ●			
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○	No ●			
c.	Were any payments made to or on behalf of insiders?	Yes ○	No ●			
d.	Are you current on postpetition tax return filings?	Yes ●	No ○			
e.	Are you current on postpetition estimated tax payments?	Yes ●	No ○			
f.	Were all trust fund taxes remitted on a current basis?	Yes ●	No ○			
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○	No ●			
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○	No ○	N/A ●		
i.	Do you have: Worker's compensation insurance?	Yes ○	No ●			
	If yes, are your premiums current?	Yes ○	No ○	N/A ●	(if no, see Instructions)	
	Casualty/property insurance?	Yes ●	No ○			
	If yes, are your premiums current?	Yes ●	No ○	N/A ○	(if no, see Instructions)	
	General liability insurance?	Yes ●	No ○			
	If yes, are your premiums current?	Yes ●	No ○	N/A ○	(if no, see Instructions)	
j.	Has a plan of reorganization been filed with the court?	Yes ●	No ○			
k.	Has a disclosure statement been filed with the court?	Yes ●	No ○			
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ●	No ○			

UST Form 11-MOR (12/01/2021) 8

Debtor's Name Biotie Therapies AG Case No. 24-22289

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Michael A. Gesser	Michael A. Gesser
Signature of Responsible Party	Printed Name of Responsible Party
Board Member, Deputy Member	06/21/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

Debtor's Name Biotie Therapies AG Case No. 24-22289 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo UST Form 11-MOR (12/01/2021) 10

Debtor's Name Biotie Therapies AG Case No. 24-22289 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) 11.

Debtor's Name Biotie Therapies AG Case No. 24-22289 PageThree PageFour UST Form 11-MOR (12/01/2021) 12.

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK In re Chapter 11 ACORDA THERAPEUTICS, INC, et al., 1 Case No. 24-22284 (DSJ) Debtors. Jointly Administered __________________________________________/ GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING MAY 31, 2024, MONTHLY OPERATING REPORT On April 1, 2024 (the “Petition Date”) Acorda Therapeutics, Inc. and certain of its affiliates (each a “Debtor” and collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors continue to operate their businesses and manage their properties as Debtors in possession, pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under Case No. 24-22284 (DSJ). The Monthly Operating Reports (the “MORs”) were prepared pursuant to 28 U.S.C. § 589b and 28 C.F.R. § 58.8 by the Debtors with the assistance of their financial advisors and are in a format consistent with the instructions provided by the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”). The financial statements and supplemental information presented in these MORs are unaudited, preliminary in nature, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. These preliminary unaudited financial statements and other information represent the Debtors’ good faith attempt to comply with the requirements of the Bankruptcy Code and those of the U.S. Trustee using the resources available. This information is limited in scope to the requirements of these reports. These preliminary unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be 1 The Debtors in these chapter 11 cases, along with the last four (4) digits of each Debtor’s federal tax identification number are: Acorda Therapeutics, Inc. (1168); Civitas Therapeutics, Inc. (2814); Biotie Therapies, LLC (2149); Biotie Therapies AG (N/A); Neuronex, Inc. (5094), Acorda Therapeutics Limited (N/A). The Debtors’ mailing address is: 2 Blue Hill Plaza, 3rd Floor, Pearl River, New York 10965. 1

subject to changes, which could be material. These Global Notes Regarding the Debtors’ Monthly Operating Reports (the “Global Notes”) are incorporated by reference in, and comprise an integral part of, each of the Debtor’s MORs, exhibits, and continuation sheets, and should be referred to in connection with any review of the MORs. Disclosure of information in one MOR, exhibit, or continuation sheet, even if incorrectly placed, shall be deemed to be disclosed in the correct MOR, exhibit, or continuation sheet. The MORs and these Global Notes should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors. Reservation of Rights The Debtors’ Chapter 11 Cases are large and complex. The Debtors’ management has made every reasonable effort to ensure that the MORs are as accurate and complete as possible, based on the information that was available to them at the time of preparation. The Debtors have made reasonable efforts to report as accurately as possible the required financial information. Subsequent information or discovery may result in material changes to these MORs, and inadvertent errors or omissions may have occurred. As the MORs contain unaudited information, which is subject to further review, verification, and potential adjustment, there can be no assurance that these MORs are accurate and/or complete. Accordingly, the Debtors reserve all rights to supplement and amend the MORs. Nothing contained in the MORs or these Global Notes shall constitute an admission or a waiver of rights with respect to these Chapter 11 Cases, including, but not limited to, any issues involving substantive consolidation for plan purposes, subordination, and/or causes of action arising under the provisions of Chapter 5 of the Bankruptcy Code and other relevant nonbankruptcy laws to recover assets or avoid transfers. The Debtors and their attorneys and financial advisors do not guarantee or warrant the accuracy or completeness of the data that is provided herein and shall not be liable for any loss or injury arising out of or caused in whole or in part by the acts, errors or omissions, whether negligent or otherwise, in procuring, compiling, collecting, interpreting, reporting, communicating, or delivering the information contained herein. The Debtors and their attorneys and financial advisors expressly do not undertake any obligation to revise the information provided herein, or to notify any third party should the information be revised. In no event shall the Debtors or their attorneys and financial advisors be liable to any third party for any direct, indirect, incidental, consequential, or special damages (including damages arising from the disallowance of a potential claim against the Debtors), whether foreseeable or not and however caused, even if the Debtors or their attorneys and financial advisors are advised of the possibility of such damages. The MORs have been signed by Michael Gesser, in his capacity as Chief Financial Officer and Treasurer of Acorda Therapeutics, Inc., President and Treasurer of Civitas Therapeutics, Inc., and Board Member of Biotie Therapies LLC, Neuronex, Inc., and Biotie Therapies AG, and Ron Cohen as Board Member of Acorda Therapeutics Limited. In reviewing and signing the MORs, 2

Mr. Gesser and Dr. Cohen have necessarily relied upon the efforts, statements, and representations of the Debtors’ various personnel and advisors. Mr. Gesser and Dr. Cohen have not (and could not possibly have) personally verified the accuracy of each statement and representation included in the MORs. Specific Disclosures to the MORs Part 1: Cash Receipts and Disbursements The cash flows contained in the MORs are prepared on a bank/cash basis, not in accordance with U.S. GAAP. The MORs present the Debtors’ receipts and disbursements for the period from May 1, 2024, through May 31, 2024. Non-USD cash balances have been converted to USD using applicable currency exchange rates from the last day of the applicable month. In accordance with the Interim Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Scheduling a Final Hearing dated April 5, 2024 [Docket No. 40] and Final Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Granting Related Relief dated May 3, 2024 [Docket No. 129], from May 1, 2024, through May 31, 2024, the Debtors transferred $5,438,462 to a separate account held for the exclusive and future payment of fees and expenses of professionals in accordance, where applicable, to established procedures for compensation and reimbursement of expenses for retained professionals. Due to the intracompany nature of the transfers, they have been reported as part of Part 1. Part 2: Asset and Liability Status The amounts identified in Part 2 of the MORs are derived from the Debtors’ unaudited and estimated accrual-based Balance Sheets as of May 31, 2024. Secured and unsecured debt may have multiple Debtor issuers and/or guarantors. In certain of these cases, the corresponding liabilities are only presented on a single Debtor entity, which is consistent with the Debtors’ books and records. Deferred Tax Assets and Liabilities As part of the process of preparing quarterly financial statements, the Debtors are required to estimate income taxes in each of the jurisdictions in which they operate. In accordance with U.S. GAAP, the Debtors’ account for income taxes by the asset and liability method. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between 3 the tax bases of assets and liabilities and their financial reporting amounts. In the consolidated financial statements, the deferred tax balances of the Debtors net to $0 due to allowances recorded against the net deferred tax asset by Acorda Therapeutics, Inc. The allowances at Civitas Therapeutics, Inc., Biotie Therapies, LLC, and Biotie Therapies AG represent purchase accounting balances. The allowances are listed as deferred tax liabilities and have been categorized as liabilities subject to compromise. Intercompany Transactions In the ordinary course of business, the Debtors engage in transactions resulting in intercompany receivables and payables (the “Intercompany Transactions”). The intercompany receivables and payables are reported in the MORs on a net consolidated basis. The prepetition intercompany liabilities are listed in the liabilities subject to compromise balance. Part 4: Income Statement (Statement of Operations) The Debtors’ Income Statements per these MORs present the Debtors’ best estimate of their Statement of Operations, on an accrual basis, for the period from May 1, 2024, through May 31, 2024. Part 6: Postpetition Taxes The Debtors collect, withhold, and incur withholding, income, personal property, franchise, sales and use, as well as other governmental taxes, fees, and assessments (collectively, the “Taxes and Regulatory Fees”). The Debtors remit the Taxes and Regulatory Fees to various federal, state, and local government entities (collectively, the “Authorities”). The Debtors pay the Taxes and Regulatory Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of any particular Tax or Regulatory Fee. The Court entered the Interim Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief dated April 5, 2024 [Docket No. 43] and Final Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief dated April 26, 2024 [Docket No. 105], which among other things, authorize the Debtors to continue remitting Taxes and Regulatory Fees in the ordinary course of business on a postpetition basis. The Debtors believe that they are current with respect to any outstanding, postpetition amounts due. The April 30, 2024 MORs inadvertently listed postpetition accrued income taxes of $1,172,374 for Acorda Therapeutics, Inc. and $129,947 for Biotie Therapies, LLC, both of which relate to the prepetition period. These May 31, 2024 MORs have been updated to correctly reflect the balances as prepetition amounts. Part 7.a: Questionnaire Payments on prepetition debts totaling $621,211 and $35,709 were made by Acorda Therapeutics, Inc. and Civitas Therapeutics, Inc., respectively, from May 1, 2024, through May 31, 2024, in accordance with the approved interim and final “first day” relief granted by the Bankruptcy Court 4 in these Chapter 11 Cases. 5

Biotie Therapies AG Case No. 24-22289 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-1 Part 1: Schedule of Cash Receipts and Disbursements - Unaudited 05/01/24 - 05/31/24 $ in USD - Rounded to Nearest Whole Dollar Biotie Therapies AG Schedule of Cash Receipts and Disbursements Operating Receipts: Operating Receipts - Royalties and Other Operating Receipts 37,404 Total Receipts 37,404 Operating Disbursements: Payroll & Benefits - Gross to Net Disbursements - Inventory Purchases - Other Operating Disbursements - Total Operating Disbursements: - Operating Cash Flow 37,404 DIP Financing Activity: DIP Financing Proceeds - DIP Financing Interest and Fees - DIP Financing Activity - Non-Recurring/Restructuring: Professional Fees - Other Restructuring Costs - Restructuring/Non-Recurring - Net Cash Flow 37,404 Available Debtor Beginning Cash Balance 8,625,191 Change +/- 37,404 Available Debtor Ending Cash Balance 8,662,594

Biotie Therapies AG Case No. 24-22289 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-2 Part 2: Balance Sheet - Unaudited May 31, 2024 $ in USD - Rounded to Nearest Whole Dollar Biotie Therapies AG Current Assets: Cash and Cash Equivalents 8,662,594 Accounts Receivable, Net - Inventories, Net - Prepaid Expenses and Other Current Assets 22,204 Total Current Assets 8,684,798 Property and Equipment, Net - Intercompany Receivable, Net 594 Deferred Tax Assets - Right of Use Asset, Net - Other Non-Current Assets - Total Non-Current Assets 594 Total Assets 8,685,392 Liabilities Not Subject to Compromise: Accounts Payable - Trade 13,224 Accounts Payable - Intercompany - Accrued Expenses and Other Current Liabilities - Deferred Tax Liabilities - Other Non-Current Liabilities - Debtor-in-Possession Financing - Total Liabilities Not Subject to Compromise 13,224 Liabilities Subject to Compromise 7,270,125 Stockholders' Equity (Deficiency) 1,402,043 Total Liabilities & Equity 8,685,392

Biotie Therapies AG Case No. 24-22289 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-3 Part 4: Statement of Operations - Unaudited 05/01/24 - 05/31/24 $ in USD - Rounded to Nearest Whole Dollar Biotie Therapies AG Gross Profit: Net Product Revenue - Royalty Revenue - License Revenue - Cost of Sales - Gross Profit - Expenses: Selling, General and Administrative (6,182) Research and Development - Other Operating Expenses - Total Operating Expenses (6,182) Reorganization Items, Net 33,881 DIP Financing Interest and Fees - Other Income (Expenses) (138,861) Profit (loss) Before Income Tax (111,162) Provision for Taxes - Profit (Loss) (111,162)

UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF New York In Re. Biotie Therapies, LLC $ Case No. 24-22286 & & Lead Case No. 24-22284 Debtor(s) $ Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 05/31/2024 Petition Date: 04/01/2024 Months Pending: 2 Industry Classification: 3 2 5 4Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Michael A. Gesser Signature of Responsible Party Michael A. Gesser Printed Name of Responsible Party 06/21/2024 Date 2 Blue Hill Plaza, 3rd Floor, Pearl River, NY 10965 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

Debtor's Name Biotie Therapies, LLC

Case No. 24-22286

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$36,552	
b.	Total receipts (net of transfers between accounts)	$144	$283
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$36,696	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d	Total current assets	$36,696
e.	Total assets	$8,584,413
f.	Postpetition payables (excluding taxes)	$234,223
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$234,223
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$83,080,063
n.	Total liabilities (debt) (j+k+l+m)	$83,314,286
o.	Ending equity/net worth (e-n)	$-74,729,873

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$-144	
k.	Profit (loss)	$144	$16,533

UST Form 11-MOR (12/01/2021) 2

Debtor's Name Biotie Therapies, LLC Case No. 24-22286

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 3

Debtor's Name Biotie Therapies, LLC Case No. 24-22286 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/01/2021) 4

Debtor's Name Biotie Therapies, LLC Case No. 24-22286 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) 5

Debtor's Name Biotie Therapies, LLC Case No. 24-22286 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi UST Form 11-MOR (12/01/2021) 6

Debtor's Name Biotie Therapies, LLC Case No. 24-22286

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UST Form 11-MOR (12/01/2021) 7

Debtor's Name Biotie Therapies, LLC Case No. 24-22286

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0
b. Postpetition income taxes paid (local, state, and federal)	$0	$0
c. Postpetition employer payroll taxes accrued	$0	$0
d. Postpetition employer payroll taxes paid	$0	$0
e. Postpetition property taxes paid	$0	$0
f. Postpetition other taxes accrued (local, state, and federal)	$0	$0
g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ○ No ◉

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ○ No ◉

c. Were any payments made to or on behalf of insiders? — Yes ○ No ◉

d. Are you current on postpetition tax return filings? — Yes ◉ No ○

e. Are you current on postpetition estimated tax payments? — Yes ◉ No ○

f. Were all trust fund taxes remitted on a current basis? — Yes ◉ No ○

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ○ No ◉

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ○ No ○ N/A ◉

i. Do you have:
- Worker's compensation insurance? — Yes ○ No ◉
  - If yes, are your premiums current? — Yes ○ No ○ N/A ◉ (if no, see Instructions)
- Casualty/property insurance? — Yes ◉ No ○
  - If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)
- General liability insurance? — Yes ◉ No ○
  - If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ◉ No ○

k. Has a disclosure statement been filed with the court? — Yes ◉ No ○

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? — Yes ◉ No ○

UST Form 11-MOR (12/01/2021) 8

Debtor's Name Biotie Therapies, LLC Case No. 24-22286

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ●
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ●

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Michael A. Gesser	Michael A. Gesser
Signature of Responsible Party	Printed Name of Responsible Party
Director, President and Treasurer	06/21/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

Debtor's Name Biotie Therapies, LLC Case No. 24-22286 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo UST Form 11-MOR (12/01/2021) 10

Debtor's Name Biotie Therapies, LLC Case No. 24-22286 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) 11

Debtor's Name Biotie Therapies, LLC Case No. 24-22286 PageThree PageFour UST Form 11-MOR (12/01/2021) 12

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK In re Chapter 11 ACORDA THERAPEUTICS, INC, et al., 1 Case No. 24-22284 (DSJ) Debtors. Jointly Administered _______________________/ GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING MAY 31, 2024, MONTHLY OPERATING REPORT On April 1, 2024 (the “Petition Date”) Acorda Therapeutics, Inc. and certain of its affiliates (each a “Debtor” and collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors continue to operate their businesses and manage their properties as Debtors in possession, pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under Case No. 24-22284 (DSJ). The Monthly Operating Reports (the “MORs”) were prepared pursuant to 28 U.S.C. § 589b and 28 C.F.R. § 58.8 by the Debtors with the assistance of their financial advisors and are in a format consistent with the instructions provided by the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”). The financial statements and supplemental information presented in these MORs are unaudited, preliminary in nature, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. These preliminary unaudited financial statements and other information represent the Debtors’ good faith attempt to comply with the requirements of the Bankruptcy Code and those of the U.S. Trustee using the resources available. This information is limited in scope to the requirements of these reports. These preliminary unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be 1 The Debtors in these chapter 11 cases, along with the last four (4) digits of each Debtor’s federal tax identification number are: Acorda Therapeutics, Inc. (1168); Civitas Therapeutics, Inc. (2814); Biotie Therapies, LLC (2149); Biotie Therapies AG (N/A); Neuronex, Inc. (5094), Acorda Therapeutics Limited (N/A). The Debtors’ mailing address is: 2 Blue Hill Plaza, 3rd Floor, Pearl River, New York 10965.1

subject to changes, which could be material. These Global Notes Regarding the Debtors’ Monthly Operating Reports (the “Global Notes”) are incorporated by reference in, and comprise an integral part of, each of the Debtor’s MORs, exhibits, and continuation sheets, and should be referred to in connection with any review of the MORs. Disclosure of information in one MOR, exhibit, or continuation sheet, even if incorrectly placed, shall be deemed to be disclosed in the correct MOR, exhibit, or continuation sheet. The MORs and these Global Notes should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors. Reservation of Rights The Debtors’ Chapter 11 Cases are large and complex. The Debtors’ management has made every reasonable effort to ensure that the MORs are as accurate and complete as possible, based on the information that was available to them at the time of preparation. The Debtors have made reasonable efforts to report as accurately as possible the required financial information. Subsequent information or discovery may result in material changes to these MORs, and inadvertent errors or omissions may have occurred. As the MORs contain unaudited information, which is subject to further review, verification, and potential adjustment, there can be no assurance that these MORs are accurate and/or complete. Accordingly, the Debtors reserve all rights to supplement and amend the MORs. Nothing contained in the MORs or these Global Notes shall constitute an admission or a waiver of rights with respect to these Chapter 11 Cases, including, but not limited to, any issues involving substantive consolidation for plan purposes, subordination, and/or causes of action arising under the provisions of Chapter 5 of the Bankruptcy Code and other relevant non bankruptcy laws to recover assets or avoid transfers. The Debtors and their attorneys and financial advisors do not guarantee or warrant the accuracy or completeness of the data that is provided herein and shall not be liable for any loss or injury arising out of or caused in whole or in part by the acts, errors or omissions, whether negligent or otherwise, in procuring, compiling, collecting, interpreting, reporting, communicating, or delivering the information contained herein. The Debtors and their attorneys and financial advisors expressly do not undertake any obligation to revise the information provided herein, or to notify any third party should the information be revised. In no event shall the Debtors or their attorneys and financial advisors be liable to any third party for any direct, indirect, incidental, consequential, or special damages (including damages arising from the disallowance of a potential claim against the Debtors), whether foreseeable or not and however caused, even if the Debtors or their attorneys and financial advisors are advised of the possibility of such damages. The MORs have been signed by Michael Gesser, in his capacity as Chief Financial Officer and Treasurer of Acorda Therapeutics, Inc., President and Treasurer of Civitas Therapeutics, Inc., and Board Member of Biotie Therapies LLC, Neuronex, Inc., and Biotie Therapies AG, and Ron Cohen as Board Member of Acorda Therapeutics Limited. In reviewing and signing the MORs, 2

Mr. Gesser and Dr. Cohen have necessarily relied upon the efforts, statements, and representations of the Debtors’ various personnel and advisors. Mr. Gesser and Dr. Cohen have not (and could not possibly have) personally verified the accuracy of each statement and representation included in the MORs. Specific Disclosures to the MORs Part 1: Cash Receipts and Disbursements The cash flows contained in the MORs are prepared on a bank/cash basis, not in accordance with U.S. GAAP. The MORs present the Debtors’ receipts and disbursements for the period from May 1, 2024, through May 31, 2024. Non-USD cash balances have been converted to USD using applicable currency exchange rates from the last day of the applicable month. In accordance with the Interim Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Scheduling a Final Hearing dated April 5, 2024 [Docket No. 40] and Final Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Granting Related Relief dated May 3, 2024 [Docket No. 129], from May 1, 2024, through May 31, 2024, the Debtors transferred $5,438,462 to a separate account held for the exclusive and future payment of fees and expenses of professionals in accordance, where applicable, to established procedures for compensation and reimbursement of expenses for retained professionals. Due to the intracompany nature of the transfers, they have been reported as part of Part 1. Part 2: Asset and Liability Status The amounts identified in Part 2 of the MORs are derived from the Debtors’ unaudited and estimated accrual-based Balance Sheets as of May 31, 2024. Secured and unsecured debt may have multiple Debtor issuers and/or guarantors. In certain of these cases, the corresponding liabilities are only presented on a single Debtor entity, which is consistent with the Debtors’ books and records. Deferred Tax Assets and Liabilities As part of the process of preparing quarterly financial statements, the Debtors are required to estimate income taxes in each of the jurisdictions in which they operate. In accordance with U.S. GAAP, the Debtors’ account for income taxes by the asset and liability method. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between 3 the tax bases of assets and liabilities and their financial reporting amounts. In the consolidated financial statements, the deferred tax balances of the Debtors net to $0 due to allowances recorded against the net deferred tax asset by Acorda Therapeutics, Inc. The allowances at Civitas Therapeutics, Inc., Biotie Therapies, LLC, and Biotie Therapies AG represent purchase accounting balances. The allowances are listed as deferred tax liabilities and have been categorized as liabilities subject to compromise. Intercompany Transactions In the ordinary course of business, the Debtors engage in transactions resulting in intercompany receivables and payables (the “Intercompany Transactions”). The intercompany receivables and payables are reported in the MORs on a net consolidated basis. The prepetition intercompany liabilities are listed in the liabilities subject to compromise balance. Part 4: Income Statement (Statement of Operations) The Debtors’ Income Statements per these MORs present the Debtors’ best estimate of their Statement of Operations, on an accrual basis, for the period from May 1, 2024, through May 31, 2024. Part 6: Postpetition Taxes The Debtors collect, withhold, and incur withholding, income, personal property, franchise, sales and use, as well as other governmental taxes, fees, and assessments (collectively, the “Taxes and Regulatory Fees”). The Debtors remit the Taxes and Regulatory Fees to various federal, state, and local government entities (collectively, the “Authorities”). The Debtors pay the Taxes and Regulatory Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of any particular Tax or Regulatory Fee. The Court entered the Interim Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief dated April 5, 2024 [Docket No. 43] and Final Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief dated April 26, 2024 [Docket No. 105], which among other things, authorize the Debtors to continue remitting Taxes and Regulatory Fees in the ordinary course of business on a postpetition basis. The Debtors believe that they are current with respect to any outstanding, postpetition amounts due. The April 30, 2024 MORs inadvertently listed postpetition accrued income taxes of $1,172,374 for Acorda Therapeutics, Inc. and $129,947 for Biotie Therapies, LLC, both of which relate to the prepetition period. These May 31, 2024 MORs have been updated to correctly reflect the balances as prepetition amounts. Part 7.a: Questionnaire Payments on prepetition debts totaling $621,211 and $35,709 were made by Acorda Therapeutics, Inc. and Civitas Therapeutics, Inc., respectively, from May 1, 2024, through May 31, 2024, in accordance with the approved interim and final “first day” relief granted by the Bankruptcy Court 4 in these Chapter 11 Cases.

Biotie Therapies, LLC Case No. 24-22286 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-1 Part 1: Schedule of Cash Receipts and Disbursements - Unaudited 05/01/24 - 05/31/24 $ in USD - Rounded to Nearest Whole Dollar Biotie Therapies, LLC Schedule of Cash Receipts and Disbursements Operating Receipts: Operating Receipts - Royalties and Other Operating Receipts 144 Total Receipts 144 Operating Disbursements: Payroll & Benefits - Gross to Net Disbursements - Inventory Purchases - Other Operating Disbursements - Total Operating Disbursements: - Operating Cash Flow 144 DIP Financing Activity: DIP Financing Proceeds - DIP Financing Interest and Fees - DIP Financing Activity - Non-Recurring/Restructuring: Professional Fees - Other Restructuring Costs - Restructuring/Non-Recurring - Net Cash Flow 144 Available Debtor Beginning Cash Balance 36,552 Change +/- 144 Available Debtor Ending Cash Balance 36,696

Biotie Therapies, LLC Case No. 24-22286 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-2 Part 2: Balance Sheet - Unaudited May 31, 2024 $ in USD - Rounded to Nearest Whole Dollar Biotie Therapies, LLC Current Assets: Cash and Cash Equivalents 36,696 Accounts Receivable, Net - Inventories, Net - Prepaid Expenses and Other Current Assets - Total Current Assets 36,696 Property and Equipment, Net - Intercompany Receivable, Net 8,547,717 Deferred Tax Assets - Right of Use Asset, Net - Other Non-Current Assets - Total Non-Current Assets 8,547,717 Total Assets 8,584,413 Liabilities Not Subject to Compromise: Accounts Payable - Trade 104,276 Accounts Payable - Intercompany - Accrued Expenses and Other Current Liabilities 129,947 Deferred Tax Liabilities - Other Non-Current Liabilities - Debtor-in-Possession Financing - Total Liabilities Not Subject to Compromise 234,223 Liabilities Subject to Compromise 83,080,063 Stockholders' Equity (Deficiency) (74,729,873) Total Liabilities & Equity 8,584,413

Biotie Therapies, LLC Case No. 24-22286 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-3 Part 4: Statement of Operations - Unaudited 05/01/24 - 05/31/24 $ in USD - Rounded to Nearest Whole Dollar Biotie Therapies, LLC Gross Profit: Net Product Revenue - Royalty Revenue - License Revenue - Cost of Sales - Gross Profit - Expenses: Selling, General and Administrative - Research and Development - Other Operating Expenses - Total Operating Expenses - Reorganization Items, Net 144 DIP Financing Interest and Fees - Other Income (Expenses) - Profit (loss) Before Income Tax 144 Provision for Taxes - Profit (Loss) 144

UNITED STATES BANKRUPTCY COURT

Southern DISTRICT OF New York

In Re. Neuronex, Inc. §
§
§
Debtor(s) §

Case No. 24-22287

Lead Case No. 24-22284

☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 05/31/2024

Petition Date: 04/01/2024

Months Pending: 2

Industry Classification: 3 2 5 4

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 0

Debtor's Full-Time Employees (as of date of order for relief): 0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☒ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☒ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Michael A. Gesser
Signature of Responsible Party

06/21/2024
Date

Michael A. Gesser
Printed Name of Responsible Party

2 Blue Hill Plaza, 3rd Floor, Pearl River, NY 10965
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 1

Debtor's Name Neuronex, Inc. Case No. 24-22287

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021) 2

Debtor's Name Neuronex, Inc. Case No. 24-22287

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 3

Debtor's Name Neuronex, Inc. Case No. 24-22287 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi UST Form 11-MOR (12/01/2021) 4

Debtor's Name Neuronex, Inc. Case No. 24-22287 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvi UST Form 11-MOR (12/01/2021) 5

Debtor's Name Neuronex, Inc. Case No. 24-22287 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) 6

Debtor's Name Neuronex, Inc. Case No. 24-22287 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi UST Form 11-MOR (12/01/2021) 7

Debtor's Name Neuronex, Inc. Case No. 24-22287

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ○ No ●

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ○ No ●

c. Were any payments made to or on behalf of insiders? — Yes ○ No ●

d. Are you current on postpetition tax return filings? — Yes ● No ○

e. Are you current on postpetition estimated tax payments? — Yes ● No ○

f. Were all trust fund taxes remitted on a current basis? — Yes ● No ○

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ○ No ●

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ○ No ○ N/A ●

i. Do you have:
- Worker's compensation insurance? — Yes ○ No ●
  - If yes, are your premiums current? — Yes ○ No ○ N/A ● (if no, see Instructions)
- Casualty/property insurance? — Yes ● No ○
  - If yes, are your premiums current? — Yes ● No ○ N/A ○ (if no, see Instructions)
- General liability insurance? — Yes ● No ○
  - If yes, are your premiums current? — Yes ● No ○ N/A ○ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ● No ○

k. Has a disclosure statement been filed with the court? — Yes ● No ○

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? — Yes ● No ○

UST Form 11-MOR (12/01/2021) 8

Debtor's Name Neuronex, Inc. Case No. 24-22287

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ●
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ●

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Michael A. Gesser
Signature of Responsible Party

Michael A. Gesser
Printed Name of Responsible Party

Director, President and Treasurer
Title

06/21/2024
Date

UST Form 11-MOR (12/01/2021) 9

Debtor's Name Neuronex, Inc. Case No. 24-22287 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo UST Form 11-MOR (12/01/2021) 10

Debtor's Name Neuronex, Inc. Case No. 24-22287 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) 11

Debtor's Name Neuronex, Inc. Case No. 24-22287 PageThree PageFour UST Form 11-MOR (12/01/2021) 12

1 UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK In re Chapter 11 ACORDA THERAPEUTICS, INC, et al.,1 Case No. 24-22284 (DSJ) Debtors. Jointly Administered __________________________________________/ GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING MAY 31, 2024, MONTHLY OPERATING REPORT On April 1, 2024 (the “Petition Date”) Acorda Therapeutics, Inc. and certain of its affiliates (each a “Debtor” and collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors continue to operate their businesses and manage their properties as Debtors in possession, pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under Case No. 24-22284 (DSJ). The Monthly Operating Reports (the “MORs”) were prepared pursuant to 28 U.S.C. § 589b and 28 C.F.R. § 58.8 by the Debtors with the assistance of their financial advisors and are in a format consistent with the instructions provided by the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”). The financial statements and supplemental information presented in these MORs are unaudited, preliminary in nature, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. These preliminary unaudited financial statements and other information represent the Debtors’ good faith attempt to comply with the requirements of the Bankruptcy Code and those of the U.S. Trustee using the resources available. This information is limited in scope to the requirements of these reports. These preliminary unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be 1 The Debtors in these chapter 11 cases, along with the last four (4) digits of each Debtor’s federal tax identification number are: Acorda Therapeutics, Inc. (1168); Civitas Therapeutics, Inc. (2814); Biotie Therapies, LLC (2149); Biotie Therapies AG (N/A); Neuronex, Inc. (5094), Acorda Therapeutics Limited (N/A). The Debtors’ mailing address is: 2 Blue Hill Plaza, 3rd Floor, Pearl River, New York 10965.

2 subject to changes, which could be material. These Global Notes Regarding the Debtors’ Monthly Operating Reports (the “Global Notes”) are incorporated by reference in, and comprise an integral part of, each of the Debtor’s MORs, exhibits, and continuation sheets, and should be referred to in connection with any review of the MORs. Disclosure of information in one MOR, exhibit, or continuation sheet, even if incorrectly placed, shall be deemed to be disclosed in the correct MOR, exhibit, or continuation sheet. The MORs and these Global Notes should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors. Reservation of Rights The Debtors’ Chapter 11 Cases are large and complex. The Debtors’ management has made every reasonable effort to ensure that the MORs are as accurate and complete as possible, based on the information that was available to them at the time of preparation. The Debtors have made reasonable efforts to report as accurately as possible the required financial information. Subsequent information or discovery may result in material changes to these MORs, and inadvertent errors or omissions may have occurred. As the MORs contain unaudited information, which is subject to further review, verification, and potential adjustment, there can be no assurance that these MORs are accurate and/or complete. Accordingly, the Debtors reserve all rights to supplement and amend the MORs. Nothing contained in the MORs or these Global Notes shall constitute an admission or a waiver of rights with respect to these Chapter 11 Cases, including, but not limited to, any issues involving substantive consolidation for plan purposes, subordination, and/or causes of action arising under the provisions of Chapter 5 of the Bankruptcy Code and other relevant no bankruptcy laws to recover assets or avoid transfers. The Debtors and their attorneys and financial advisors do not guarantee or warrant the accuracy or completeness of the data that is provided herein and shall not be liable for any loss or injury arising out of or caused in whole or in part by the acts, errors or omissions, whether negligent or otherwise, in procuring, compiling, collecting, interpreting, reporting, communicating, or delivering the information contained herein. The Debtors and their attorneys and financial advisors expressly do not undertake any obligation to revise the information provided herein, or to notify any third party should the information be revised. In no event shall the Debtors or their attorneys and financial advisors be liable to any third party for any direct, indirect, incidental, consequential, or special damages (including damages arising from the disallowance of a potential claim against the Debtors), whether foreseeable or not and however caused, even if the Debtors or their attorneys and financial advisors are advised of the possibility of such damages. The MORs have been signed by Michael Gesser, in his capacity as Chief Financial Officer and Treasurer of Acorda Therapeutics, Inc., President and Treasurer of Civitas Therapeutics, Inc., and Board Member of Biotie Therapies LLC, Neuronex, Inc., and Biotie Therapies AG, and Ron Cohen as Board Member of Acorda Therapeutics Limited. In reviewing and signing the MORs,

3 Mr. Gesser and Dr. Cohen have necessarily relied upon the efforts, statements, and representations of the Debtors’ various personnel and advisors. Mr. Gesser and Dr. Cohen have not (and could not possibly have) personally verified the accuracy of each statement and representation included in the MORs. Specific Disclosures to the MORs Part 1: Cash Receipts and Disbursements The cash flows contained in the MORs are prepared on a bank/cash basis, not in accordance with U.S. GAAP. The MORs present the Debtors’ receipts and disbursements for the period from May 1, 2024, through May 31, 2024. Non-USD cash balances have been converted to USD using applicable currency exchange rates from the last day of the applicable month. In accordance with the Interim Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Scheduling a Final Hearing dated April 5, 2024 [Docket No. 40] and Final Order (i) Authorizing Debtors to Obtain Postpetition Financing Pursuant to Section 364 of the Bankruptcy Code, (ii) Authorizing the Use of Cash Collateral Pursuant to Section 363 of the Bankruptcy Code, (iii) Granting Adequate Protection to the Prepetition Secured Parties Pursuant to Sections 361, 362, 363 and 364 of the Bankruptcy Code, (iv) Granting Liens and Superpriority Claims, (v) Modifying the Automatic Stay, and (vi) Granting Related Relief dated May 3, 2024 [Docket No. 129], from May 1, 2024, through May 31, 2024, the Debtors transferred $5,438,462 to a separate account held for the exclusive and future payment of fees and expenses of professionals in accordance, where applicable, to established procedures for compensation and reimbursement of expenses for retained professionals. Due to the intracompany nature of the transfers, they have been reported as part of Part 1. Part 2: Asset and Liability Status The amounts identified in Part 2 of the MORs are derived from the Debtors’ unaudited and estimated accrual-based Balance Sheets as of May 31, 2024. Secured and unsecured debt may have multiple Debtor issuers and/or guarantors. In certain of these cases, the corresponding liabilities are only presented on a single Debtor entity, which is consistent with the Debtors’ books and records. Deferred Tax Assets and Liabilities As part of the process of preparing quarterly financial statements, the Debtors are required to estimate income taxes in each of the jurisdictions in which they operate. In accordance with U.S. GAAP, the Debtors’ account for income taxes by the asset and liability method. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between

4 the tax bases of assets and liabilities and their financial reporting amounts. In the consolidated financial statements, the deferred tax balances of the Debtors net to $0 due to allowances recorded against the net deferred tax asset by Acorda Therapeutics, Inc. The allowances at Civitas Therapeutics, Inc., Biotie Therapies, LLC, and Biotie Therapies AG represent purchase accounting balances. The allowances are listed as deferred tax liabilities and have been categorized as liabilities subject to compromise. Intercompany Transactions In the ordinary course of business, the Debtors engage in transactions resulting in intercompany receivables and payables (the “Intercompany Transactions”). The intercompany receivables and payables are reported in the MORs on a net consolidated basis. The prepetition intercompany liabilities are listed in the liabilities subject to compromise balance. Part 4: Income Statement (Statement of Operations) The Debtors’ Income Statements per these MORs present the Debtors’ best estimate of their Statement of Operations, on an accrual basis, for the period from May 1, 2024, through May 31, 2024. Part 6: Postpetition Taxes The Debtors collect, withhold, and incur withholding, income, personal property, franchise, sales and use, as well as other governmental taxes, fees, and assessments (collectively, the “Taxes and Regulatory Fees”). The Debtors remit the Taxes and Regulatory Fees to various federal, state, and local government entities (collectively, the “Authorities”). The Debtors pay the Taxes and Regulatory Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of any particular Tax or Regulatory Fee. The Court entered the Interim Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief dated April 5, 2024 [Docket No. 43] and Final Order (i) Authorizing the Debtors to Pay Prepetition Taxes and Regulatory Fees and (ii) Granting Related Relief dated April 26, 2024 [Docket No. 105], which among other things, authorize the Debtors to continue remitting Taxes and Regulatory Fees in the ordinary course of business on a postpetition basis. The Debtors believe that they are current with respect to any outstanding, postpetition amounts due. The April 30, 2024 MORs inadvertently listed postpetition accrued income taxes of $1,172,374 for Acorda Therapeutics, Inc. and $129,947 for Biotie Therapies, LLC, both of which relate to the prepetition period. These May 31, 2024 MORs have been updated to correctly reflect the balances as prepetition amounts. Part 7.a: Questionnaire Payments on prepetition debts totaling $621,211 and $35,709 were made by Acorda Therapeutics, Inc. and Civitas Therapeutics, Inc., respectively, from May 1, 2024, through May 31, 2024, in accordance with the approved interim and final “first day” relief granted by the Bankruptcy Court in these Chapter 11 Cases. 5

Neuronex, Inc. Case No. 24-22287 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-1 Part 1: Schedule of Cash Receipts and Disbursements - Unaudited 05/01/24 - 05/31/24 $ in USD - Rounded to Nearest Whole Dollar Neuronex, Inc. Schedule of Cash Receipts and Disbursements Operating Receipts: Operating Receipts - Royalties and Other Operating Receipts - Total Receipts - Operating Disbursements: Payroll & Benefits - Gross to Net Disbursements - Inventory Purchases - Other Operating Disbursements - Total Operating Disbursements: - Operating Cash Flow - DIP Financing Activity: DIP Financing Proceeds - DIP Financing Interest and Fees - DIP Financing Activity - Non-Recurring/Restructuring: Professional Fees - Other Restructuring Costs - Restructuring/Non-Recurring - Net Cash Flow - Available Debtor Beginning Cash Balance - Change +/- - Available Debtor Ending Cash Balance -

Neuronex, Inc. Case No. 24-22287 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-2 Part 2: Balance Sheet - Unaudited May 31, 2024 $ in USD - Rounded to Nearest Whole Dollar Neuronex, Inc. Current Assets: Cash and Cash Equivalents - Accounts Receivable, Net - Inventories, Net - Prepaid Expenses and Other Current Assets - Total Current Assets - Property and Equipment, Net - Intercompany Receivable, Net - Deferred Tax Assets - Right of Use Asset, Net - Other Non-Current Assets - Total Non-Current Assets - Total Assets - Liabilities Not Subject to Compromise: Accounts Payable - Trade - Accounts Payable - Intercompany - Accrued Expenses and Other Current Liabilities - Deferred Tax Liabilities - Other Non-Current Liabilities - Debtor-in-Possession Financing - Total Liabilities Not Subject to Compromise - Liabilities Subject to Compromise - Stockholders' Equity (Deficiency) - Total Liabilities & Equity -

Neuronex, Inc. Case No. 24-22287 Debtor Reporting Period: May 1, 2024 through May 31, 2024 MOR-3 Part 4: Statement of Operations - Unaudited 05/01/24 - 05/31/24 $ in USD - Rounded to Nearest Whole Dollar Neuronex, Inc. Gross Profit: Net Product Revenue - Royalty Revenue - License Revenue - Cost of Sales - Gross Profit - Expenses: Selling, General and Administrative - Research and Development - Other Operating Expenses - Total Operating Expenses - Reorganization Items, Net - DIP Financing Interest and Fees - Other Income (Expenses) - Profit (loss) Before Income Tax - Provision for Taxes - Profit (Loss) -